UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 21, 2014

HILLS BANCORPORATION
(Exact name of Registrant as specified in its charter)

Commission File Number 0-12668

Iowa	42-1208067
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification No.)

131 Main Street, Hills, Iowa 52235
(Address of principal executive office)

Registrant's telephone number, including area code:  (319) 679-2291

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On April 21, 2014, Hills Bancorporation issued to its shareholders a Quarterly Financial Report, unaudited, for the quarter ended March 31, 2014, a copy of which is attached as Exhibit 99.1 to this Form 8-K.

Item 7.01	Regulation FD Disclosure

On April 21, 2014, Hills Bancorporation issued to its shareholders a Quarterly Financial Report, unaudited, for the quarter ended March 31, 2014, a copy of which is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1	March 31, 2014 Quarterly Financial Report, unaudited.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILLS BANCORPORATION

Date: April 21, 2014	/s/ Dwight O. Seegmiller
Dwight O. Seegmiller, Director, President and Chief Executive Officer